SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2005

PRIMEDIA Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	1-11106	13-3647573
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 FIFTH AVENUE, NEW YORK, NEW YORK
(Address of principal executive offices)

10151
(Zip Code)

Registrant’s telephone number, including area code (212) 745-0100

Item 7.01. Regulation FD Disclosure

On September 20, 2005, PRIMEDIA Inc. will make a presentation at the Bank of America Annual Investment Conference.  A copy of this presentation was presented to certain potential investors on September 19, 2005.  A copy of such presentation is furnished as Exhibit 99 to this report on Form 8-K.  The information in Exhibit 99 is being furnished pursuant to Items 7.01 and 9.01 of this report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

Exhibit 99: Presentation of PRIMEDIA Inc. at the Bank of America Annual Investment Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIMEDIA Inc. (Registrant)

Date:	September 19, 2005	/s/ Beverly C. Chell
Beverly C. Chell
Vice Chairman and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Presentation of PRIMEDIA Inc. at the Bank of America Annual Investment Conference